================================================================================




                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported) April 21, 1998


                  CHROMATICS COLOR SCIENCES INTERNATIONAL, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)
                                    New York
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)

            0-21168                                13-3253392
--------------------------------     ------------------------------------------
   (Commission File Number)              (IRS Employer Identification Number)

                  5 East 80th Street, New York, New York 10021
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (212) 717-6544

================================================================================

ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On April 21, 1998, Wiss & Company, LLP ("Wiss") informed Chromatics Color Sciences International, Inc. (the "Company") that, based on mutual determination between the Company and Wiss, it would not stand for re-election as the Company's principal accountants for the audit of the Company's financial statements following the completion of its most recent audit of the Company's financial statements on February 17, 1998 in connection with the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997.

         Wiss' report on the financial statements for the fiscal year ended December 31, 1996 included a statement, indicating that the financial statements were prepared by Wiss on the assumption that the Company would continue as a going concern. Wiss' report on the financial statements for the fiscal year ended December 31, 1997 did not contain such statement. Wiss' reports for fiscal years 1996 and 1997 contained no other adverse opinions, disclaimers of opinion or modifications as to uncertainty, audit scope or accounting principles.

         Within the two most recent fiscal years and the subsequent interim period preceding Wiss' notification confirming that it would not stand for re-election, there were no disagreements between the Company and Wiss on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements if not resolved to Wiss' satisfaction would have caused it to make reference in connection with its report to the subject matter of the disagreement.

         Wiss has not advised the Company of any reportable events as defined in paragraphs (A) through (D) of Regulation S-K Item 304(a)(1)(v).

         The Company has furnished Wiss with the disclosures the Company is making in this Form 8-K and has requested Wiss to furnish the Company with a letter addressed to the Securities and Exchange Commission (the "SEC") stating whether Wiss agrees with the statements made by the Company above, and if not, stating the respects in which it does not agree. Such letter is filed as an exhibit to this Form 8-K.

         The Company's new Audit Committee is currently finalizing the selection of an international independent accounting firm. The Company expects to announce the engagement of such new auditors shortly. Wiss has advised the Company that they will assist in the preparation of the March 31, 1998 Form 10-Q and will work with the Company's new auditors in effecting a prompt and orderly transition.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                  AND EXHIBITS

                  (c)      Exhibits:

                           16.  Letter from Wiss & Company, LLP to SEC
                                re:  Form 8-K Statements.

                           99. Chromatics Color Sciences International, Inc. Press Release, dated April 24, 1998.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 CHROMATICS COLOR SCIENCES INTERNATIONAL, INC.


                                 By:         /s/ Darby S. Macfarlane
                                    -------------------------------------------
                                    Name:   Darby S. Macfarlane
                                    Title:  Chief Executive Officer

Date:  April 24, 1998

                                  EXHIBIT INDEX

Document                                                            Page Number
--------                                                            -----------

16.      Letter of Wiss & Company, LLP to SEC
         re:  Form 8-K Statements.                                       5

99.      Chromatics Color Sciences International, Inc.
         Press Release dated April 24, 1998                              6